Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Financial Officer of Indivior PLC (the "Company"), does hereby certify that:
1.    The Annual Report on Form 20-F for the fiscal period ended December 31, 2023 (the "Form 20-F") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 6, 2024

/s/ Ryan Preblick
Ryan Preblick,
Chief Financial Officer